                                                                    Exhibit 10.6

                                                                          [Utah]

                                 DEED OF TRUST
                                 -------------



          THIS DEED OF TRUST, dated as of May 7, 1996 is made by TWIN LABORATORIES, INC, (formerly known as Natura-Pharma, Inc.), a Utah Corporation ("Trustor"), whose address is 2120 Smithtown Avenue, Ronkonkoma, New York 11779, in favor of FIRST AMERICAN TITLE COMPANY OF UTAH, having an address at 330 East 400 South, Salt Lake City, Utah 84111 ("Trustee") for the benefit of CHEMICAL BANK, a New York banking corporation, whose address is 270 Park Avenue, New York, New York 10017, as Administrative Agent ("Beneficiary"), for itself and for several banks and financial institutions from time to time parties to that certain Credit and Guarantee Agreement dated as of the date hereof among TLG Laboratories Holding Corp., a Delaware corporation ("Holdings"), Trustor, the said several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender") , the Bank of New York as Documentation Agent for the Lenders, and Beneficiary (as the same may be amended, restated, supplemented, modified or replaced from time to time, the "Credit Agreement"). References to this "Deed of Trust" shall mean this instrument and any and all renewals, modifications, amendments, supplements, extensions, consolidations, substitutions, spreaders and replacements of this instrument. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Credit Agreement.

                                  Background
                                  ----------

          WHEREAS, pursuant to a Stock Purchase and Sale Agreement dated as of March 5, 1996 (the "Stock Purchase Agreement") among the Stockholders (as defined therein), Holdings, Trustor, and Green Equity Investors II, L.P.
("GEI"), (i) GEI, together with other investors (the "Investors") acquired 55%
of the common of Holdings and all of the shares of preferred stock of Holdings,
(ii) the Continuing Stockholders (as defined in the Stock Purchase Agreement) exchanged certain of their shares of the common stock of Trustor for 45% of the outstanding common stock of Holdings, (iii) Holdings acquired all of the remaining outstanding capital stock of Trustor resulting in Trustor becoming a wholly-owned subsidiary of Holdings, (iv) Twin Laboratories Inc., a New York corporation ("Twin"), Alvita Products, Inc., Twinlab Export Corp., Twinlab Specialty Corporation and B. Bros. Realty Corporation merged (the "Merger") into Trustor, and (v) Advanced Research Pres, Inc. merged with Natur-Pharma II Inc. a wholly owned subsidiary of Trustor (the surviving entity to be, "ARP"), on the terms and subject to the conditions set forth therein;
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                                                                               2

          WHEREAS, Trustor has requested that Trustee and the Lenders enter into the Credit Agreement to provide a portion of the funds required to consummate the Transactions;

          WHEREAS, pursuant to the Merger, Trustor is the fee owner of the parcel(s) of real property together with the improvements located thereon (the "Improvements") described on Schedule A attached hereto (such real property, together with such Improvements, the "Real Estate"); and

          WHEREAS, pursuant to the terms of the Credit Agreement, the Lenders have agreed, among other things, to make the Term Loans, Revolving Credit Loans and Swing Line Loans to, and the Issuing Bank has agreed to issue the Letters of Credit for the account of, Trustor on the condition (among others) that Trustor grant to Trustee a first lien upon and perfected security interest in, among other things, all estate, right, title and interest of the Trustor in and to the Real Estate pursuant to the terms hereof;

          NOW THEREFORE, in consideration of the premises and for the sum of Ten Dollars ($10.00), the recipient and sufficiency of which is hereby acknowledged, Trustor hereby agrees as follows:

                               Granting Clauses
                               ----------------

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Trustor agrees that to secure:

          (a) the repayment of principal of and interest on (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganizing or like proceeding, relating to any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceedings) the Loans and all other obligations (including the Reimbursement Obligations)
and liabilities of Trustor to Beneficiary, the Issuing Bank and the Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the Loans, the Letters of Credit, the other Loan Documents, any Rate Protection Agreement entered into by Trustor with any Lender, any cash management services agreement entered into by Trustor with any Lender or any Affiliate of any Lender, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement, obligations, fees, indemnities, costs, expenses or other wise (including without limitation, all reasonable fees, charges and disbursements of counsel to the Administrative Agent and the
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                                                                               3

Documentation Agent (collectively, the "Agent"), the Issuing Bank or any Lender that are required to be paid by any Loan Party pursuant to the Credit Agreement, any other Loan Document or any such Rate Protection Agreement or cash management services agreement entered into by Trustor with any Lender or any Affiliate of any Lender (the items set forth above being referred to collectively as the "Indebtedness"); and

          (b) the performance of all covenants, agreements, obligations and liabilities of Trustor (the "Obligations") under or pursuant to the provisions of the Credit Agreement, the Notes, the Loans, the Letters of Credit, this Deed of Trust, any other document securing payment of the Indebtedness (the "Security Documents"), any other Loan Document or any such Rate Protection Agreement or cash management services agreement entered into by Trustor with any Lender or any Affiliate of any Lender and any amendments, supplements, extensions, renewals, restatements, replacements or modifications of any of the foregoing (the Credit Agreement, the Notes, the Loans, the Letters of Credit, the Applications, this Deed of Trust and all other documents and instruments from time to time evidencing, securing or guaranteeing the payment of the Indebtedness or the performance of the Obligations, as any of the same may be amended, supplemented, extended, renewed, restated, replaced or modified from time to time, are collectively referred to as the "Loan Documents"); and

TRUSTOR HEREBY CONVEYS TO TRUSTEE AND HEREBY GRANTS, ASSIGNS, TRANSFERS AND SETS OVER TO TRUSTEE, IN TRUST WITH POWER OF SALE FOR THE USE AND BENEFIT OF BENEFICIARY, AND GRANTS BENEFICIARY AND TRUSTEE A SECURITY INTEREST IN:

          (A) the Real Estate;

          (B) all the estate, right, title, claim or demand whatsoever of Trustor, in possession or expectancy, in and to the Real Estate or any part thereof;

          (C) all right, title and interest of Trustor in, to and under any and all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water and riparian rights, water stock, development rights, air rights, mineral rights, oil and gas rights and all estates, rights, titles, interests, privileges, licenses, tenements, hereditaments and appurtenances belonging, relating or appertaining to the Real Estate, and any reversions, remainders, rents, issues, profits and revenue thereof and all land lying in the bed of any street, road or avenue, in front of or adjoining the Real Estate to the center line thereof;

          (D) all of the fixtures, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings and articles of personal property of every kind and nature
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                                                                               4

     whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by Trustor and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Real Estate, including but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains, draperies, artwork, carpets, rugs, storm doors and windows, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), telephones, communication systems (including satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description (all of the foregoing in this paragraph (D) being referred to as the "Equipment");

          (E) all right, title and interest of Trustor in and to all substitutes and replacements of, and all additions and improvements to, the Real Estate and the Equipment, subsequently acquired by or released to Trustor or constructed, assembled or placed by Trustor on the Real Estate, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials owned by the Trustor and to be incorporated in or on the Real Estate whether stored at the Real Estate or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by Trustor;

          (F) all right, title and interest of Trustor in, to and under all leases, subleases, underlettings, concession agreements, management agreements, licenses and other agreements relating to the use or occupancy of the Real Estate or the Equipment or any part thereof, now existing or subsequently entered into by Trustor and whether written or oral and all guarantees of any of the foregoing (collectively, as any of the foregoing may be amended, restated, extended, renewed or modified from time to time, individually a Lease; collectively the "Leases"), and all rights of Trustor in respect of cash and securities deposited thereunder and the right to receive and collect the revenues, income, rents, issues and profits thereof, together with all other rents, royalties, issues, profits, revenue, income and other benefits arising from the use and
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                                                                               5
     enjoyment of the Trust Property (as defined below) (collectively, the "Rents");

          (G) all trade names, trade marks, logos, copyrights, good will and books and records relating to or used in connection with the ownership and operation of the Real Estate or the Equipment or any part thereof; all general intangibles related to the ownership and operation of the Improvements now existing or hereafter arising;

          (H) all unearned premiums under insurance policies now or subsequently obtained by Trustor relating to the Real Estate or Equipment and Trustor's interest in and to all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds, subject to the provisions relating to insurance generally set forth below; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Real Estate or Equipment for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Estate or any easement or other right therein;

          (I) all right, title and interest of Trustor in and to (i) all contracts from time to time executed by Trustor or any manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Real Estate or Equipment or any part thereof and all agreements relating to the purchase or lease of any portion of the Real Estate or any property which is adjacent or peripheral to the Real Estate, together with the right to exercise such options and all leases of Equipment (collectively, the "Contracts"), (ii) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Real Estate or any part thereof (collectively, the "Permits") and (iii) all drawings, plans, specifications and similar or related items relating to the Real Estate (collectively, the "Plans");

          (J) any and all monies now or subsequently on deposit for the payment of real estate taxes or special assessments against the Real Estate or for the payment of premiums on insurance policies covering the foregoing property or otherwise on deposit with or held by Beneficiary as provided in this Deed of Trust; all capital, operating, reserve or similar accounts held by or on behalf of Trustor and related to the ownership and operation of the Trust Property (as hereafter defined), whether now existing or hereafter arising and all monies held in any of the foregoing accounts and any certificates or instruments related to or evidencing such accounts;
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                                                                               6

          (K) all accounts and revenues arising from the operation of the Improvements; and

          (L) all proceeds, both cash and noncash, of the foregoing;

          (All of the foregoing property and rights and interests now owned or held or subsequently acquired by Trustor and described in the foregoing clauses
(A) through (E) are collectively referred to as the "Premises", and those described in the foregoing clauses (A) through (L) are collectively referred to as the "Trust Property").

          TO HAVE AND TO HOLD the Trust Property and the rights and privileges hereby granted unto Trustee, its successors and assigns for the uses and purposes set forth, until the Indebtedness is fully paid and the Obligations fully performed or otherwise discharged.

                             Terms and Conditions
                             --------------------

          Trustor further represents, warrants, covenants and agrees with Trustee and Beneficiary as follows:

          1.   Warranty of Title.  Trustor warrants that Trustor has good title
               -----------------
to the Real Estate in fee simple and good title to the rest of the Trust Property, subject only to the matters that are set forth in Schedule B of the title insurance policy or policies being issued to Beneficiary to insure the lien of this Deed of Trust (the "Permitted Exceptions") or any Permitted Liens under the Loan Documents and Trustor shall warrant, defend and preserve such title and the rights granted by this Deed of Trust with respect thereto against all claims of all persons and entities. Trustor further warrants that it has the right to grant this Deed of Trust.

          2.   Payment of Indebtedness.  Trustor shall pay the Indebtedness at
               -----------------------
the times and places and in the manner specified in the Credit Agreement or the other Loan Documents and shall perform all the Obligations as required under the Loan Documents.

          3.   Requirements.  (a)  Trustor shall promptly comply with, or cause
               ------------
to be complied with, and conform to all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and requirements applicable to the Trust Property, and irrespective of the nature of the work to be done, of each of the United States of America, any State and any municipality, local government or other political subdivision thereof and any agency, department, bureau, board, commission or other instrumentality of any of them, now existing or subsequently created (collectively, "Governmental Authority") which has jurisdiction over the Trust Property and all covenants, restrictions and conditions now or later of record which may be applicable to any of the Trust Property, or to the use, manner of
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                                                                               7

use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any of the Trust Property, except (i) where the same is being contested in good faith, or (ii) the failure to comply could not reasonably be expected to have a Material Adverse Effect. All present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and requirements of every Governmental Authority applicable to Trustor or to any of the Trust Property and all covenants, restrictions, and conditions which now or later may be applicable to any of the Trust Property are collectively referred to as the "Legal Requirements".

          (b) From and after the date of this Deed of Trust, Trustor shall not by act or omission permit any building or other improvement on any premises not subject to this Deed of Trust to rely on the Premises or any part thereof or any interest therein to fulfill any Legal Requirement, and Trustor hereby assigns to Beneficiary any and all rights to give consent for all or any portion of the Premises or any interest therein to be so used. Trustor shall not by act or omission impair the integrity of any of the Real Estate as a single zoning lot separate and apart from all other premises. Trustor represents that each parcel of the Real Estate constitutes a legally subdivided lot, in compliance with all subdivision laws and similar Legal Requirements. Any act or omission by Trustor which would result in a violation of any of the provisions of this subsection shall be void.

          4.   Payment of Taxes and Other Impositions.  (a)  Promptly when due,
               --------------------------------------
Trustor shall pay and discharge all taxes of every kind and nature (including, without limitation, all real and personal property, income, franchise, withholding, transfer, gains, profits and gross receipts taxes), all charges for any easement or agreement maintained for the benefit of any of the Trust Property, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges and all other public charges even if unforeseen or extraordinary, imposed upon or assessed against or which may become a lien on any of the Trust Property, or arising in respect of the occupancy, use or possession thereof, together with any penalties or interest on any of the foregoing (all of the foregoing are collectively referred to as the "Impositions") except (i) where the same is being contested in good faith, or
(ii) the failure to comply could not reasonably be expected to have a Material Adverse Effect. Trustor shall within 10 business days after request deliver to Beneficiary (i) original or copies of receipted bills and cancelled checks evidencing payment of such Imposition if it is a real estate tax or other public charge and (ii) evidence reasonably acceptable to Beneficiary showing the payment of any other such Imposition. If by law any Imposition, at Trustor's option, may be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Trustor may elect to pay such Imposition in such installments and shall be responsible for the payment of such installments with interest, if any.
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                                                                               8

          (b) Nothing herein shall affect any right or remedy of Trustee or Beneficiary under this Deed of Trust or otherwise, with notice to Trustor, to pay any Imposition after the date such Imposition shall have become due and payable, and to add to the Indebtedness the amount so paid, together with interest from the time of payment at the rate set forth in Section 4.4(c)(y) of the Credit Agreement (the "Default Rate"). Any sums paid by Trustee or Beneficiary in discharge of any Impositions shall be (i) a charge on the Premises secured hereby prior to any right or title to, interest in, or claim upon the Premises subordinate to the lien of this Deed of Trust, and (ii) payable on demand by Trustor to Trustee or Beneficiary, as the case may be, together with interest at the Default Rate as set forth above.

          (c) Trustor shall not claim, demand or be entitled to receive any credit or credits toward the satisfaction of this Deed of Trust or on any interest payable thereon for any taxes assessed against the Trust Property or any part thereof, and shall not claim any deduction from the taxable value of the Trust Property by reason of this Deed of Trust.

          (d) Trustor shall have the right before any delinquency occurs to contest or object in good faith to the amount or validity of any Imposition by appropriate legal proceedings, but such right shall not be deemed or construed in any way as relieving, modifying, or extending Trustor's covenant to pay any such Imposition at the time and in the manner provided in this Section unless
(i) Trustor has given prior written notice to Beneficiary of Trustor's intent so to contest or object to an Imposition, (ii) Trustor shall demonstrate to Beneficiary's satisfaction that the legal proceedings shall operate conclusively to prevent the sale of the Trust Property, or any part thereof, to satisfy such Imposition prior to final determination of such proceedings and (iii) Trustor shall deposit with Beneficiary an amount equal to the contested amount (plus any interest and penalty imposed thereon and which could become a lien against the Real Estate or any part of the Trust Property) to hold in escrow pending resolution.

          (e) Upon written notice to Trustor, Beneficiary after a monetary Event of Default (as defined below) shall be entitled to require Trustor to pay monthly in advance to Beneficiary the equivalent of 1/12th of the estimated annual Impositions. Beneficiary shall keep such funds in a separate account and Trustor shall not be entitled to interest thereon. Beneficiary shall use such funds to pay the Impositions as they become due and any funds remaining may be applied by Beneficiary, in its sole discretion, to the Indebtedness.

          5.   Insurance.  (a)  Trustor shall maintain or cause to be maintained
               ---------
on all of the Premises

          (i) property insurance against loss or damage by fire, lightning, windstorm, tornado, water damage, flood, earthquake and by such other further risks and hazards as now are or subsequently may be covered by an "all risk" policy or a fire policy covering "special" causes of loss, all to the extent commercially available;

          (ii) liability insurance which complies with the insurance requirements set forth in the Credit Agreement

          (iii) when and to the extent reasonably required by Beneficiary, insurance against loss or damage by any other risk commonly insured against by persons occupying or using like properties in the locality or localities in which the Real Estate is situated;

          (iv) insurance against rent loss, extra expense or business interruption (and/or soft costs, in the case of new construction), to the extent applicable, in amounts reasonably satisfactory to Beneficiary, but not less than one year's gross rent or gross income;

          (v) during the course of any construction or repair of Improvements, comprehensive general liability insurance under a policy including the "broad form CGL endorsement" (or which incorporates the language of such endorsement), (including coverage for elevators and escalators, if any). The policy shall include coverage for independent contractors and completed operations. The completed operations coverage shall stay in effect for two years after construction of any Improvements has been completed. The policy shall provide coverage on an occurrence basis against claims for personal injury, including, without limitation, bodily injury, death or property damage occurring on, in or about the Premises and the adjoining streets, sidewalks and passageways, such insurance to afford immediate minimum protection to a limit of not less than that reasonably required by Beneficiary with respect to personal injury, bodily injury or death to any one or more persons or damage to property;

          (vi) during the course of any construction or repair of the Improvements, workers' compensation insurance (including employer's liability insurance) for all employees of Trustor (or Trustor's contractors) engaged on or with respect to the Premises in such amounts as are required by law;

          (vii) during the course of any construction, addition, alteration or repair of the Improvements, builder's risk completed value form insurance against "all risks of physical loss," including collapse, water damage, flood and earthquake and transit coverage, during construction or repairs of the Improvements, with deductible reasonably approved by Beneficiary, in nonreporting form, covering the total value of work performed and equipment, supplies and
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                                                                              10

     materials furnished (with an appropriate limit for soft costs in the case of construction);

          (viii) boiler and machinery property insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, air conditioning and elevator equipment and escalator equipment, provided the Improvements contain equipment of such nature, and insurance against rent, extra expense, business interruption and soft costs, if applicable, arising from any such breakdown, in such amounts as are reasonably satisfactory to Beneficiary but not less than the lesser of $1,000,000 or 10% of the value of the Improvements;

          (ix) if any portion of the Premises are located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, flood insurance in an amount reasonably satisfactory to Beneficiary, but in no event less than the maximum limit of coverage available under the National Flood Insurance Act of 1968, as amended; and

          (x) such other insurance in such amounts as Beneficiary may reasonably request from time to time.

Each insurance policy (other than flood insurance written under the National Flood Insurance Act of 1968, as amended, in which case to the extent available) shall (i) provide that it shall not be cancelled, non-renewed or materially amended without 30 days' prior written notice to Beneficiary, and (ii) with respect to all property insurance, provide for deductibles not to exceed $25,000 (except with respect to flood and earthquake insurance in which case the deductible shall be $50,000), contain a "Replacement Cost Endorsement" without any deduction made for depreciation and with no co-insurance penalty (or attaching an agreed amount endorsement satisfactory to Beneficiary), with loss payable solely to Beneficiary (modified, if necessary, to provide that proceeds in the amount of replacement cost may be retained by Beneficiary without the obligation to rebuild except as provided herein) as its interest may appear, without contribution, under a "standard" or "New York" type mortgagee clause acceptable to Beneficiary and be written by insurance companies having an A.M. Best Company, Inc. rating of A- or higher, or otherwise as approved by Beneficiary. Liability insurance policies shall name Beneficiary (and Trustee, if Trustee shall so request) as an additional insured and contain a waiver of subrogation against Beneficiary (and Trustee, if Trustee shall so request); all such policies shall indemnify and hold Beneficiary (and Trustee, if Trustee shall so request) harmless from all liability claims occurring on, in or about the Premises and the adjoining streets, sidewalks and passageways. The amounts of each insurance policy and the form of each such policy shall at all times be reasonably satisfactory to Beneficiary. Each policy shall expressly provide that any proceeds which are payable to
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                                                                              11

Beneficiary shall be paid by check payable to the order of Beneficiary only and requiring the endorsement of Beneficiary only. If any required insurance shall expire, be withdrawn, become void by breach of any condition thereof by Trustor or by any lessee of any part of the Trust Property or become void or unsafe by reason of the failure or impairment of the capital of any insurer, or if for any other reason whatsoever such insurance shall become unsatisfactory to Beneficiary (based on the standards set forth herein), Trustor shall immediately obtain new or additional insurance satisfactory to Beneficiary (based on the standards set forth herein). Trustor shall not take out any separate or additional insurance which is contributing in the event of loss unless it is properly endorsed and otherwise reasonably satisfactory to Beneficiary in all respects.

          (b) Trustor shall deliver to Beneficiary an original of each insurance policy required to be maintained, or a certificate of such insurance reasonably acceptable to Beneficiary. Trustor shall (i) pay as they become due all premiums for such insurance, (ii) not later than 15 days prior to the expiration of each policy to be furnished pursuant to the provisions of this Section, deliver a renewed policy or policies, or duplicate original or originals thereof, marked "premium paid," or accompanied by such other evidence of payment satisfactory to Beneficiary with standard non-contributory mortgage clauses in favor of and reasonably acceptable to Beneficiary. Upon request of Beneficiary, Trustor shall cause its insurance underwriter or broker to certify to Beneficiary in writing that all the requirements of this Deed of Trust governing insurance have been satisfied.

          (c) If Trustor is in default of its obligations to insure or deliver any such prepaid policy or policies, then Beneficiary, at its option and without notice, may effect such insurance from year to year, and pay the premium or premiums therefor, and Trustor shall pay to Beneficiary on demand such premium or premiums so paid by Beneficiary with interest from the time of payment at the Default Rate and the same shall be deemed to be secured by this Deed of Trust and shall be collectible in the same manner as the Indebtedness secured by this Deed of Trust.

          (d) Trustor promptly shall comply with and conform to in all material respects (i) all provisions of each such insurance policy, and (ii) all requirements of the insurers applicable to Trustor or to any of the Trust Property or to the use, manner of use, occupancy, possession, operation, maintenance, alteration or repair of any of the Trust Property except where non-compliance would not result in cancellation or denial of coverage. Trustor shall not use or permit the use of the Trust Property in any manner which would permit any insurer to cancel any insurance policy or void coverage required to be maintained by this Deed of Trust.

          (e) If the Trust Property, or any part thereof, shall be destroyed or damaged by fire or any other casualty, whether insured or uninsured, or in the event any claim is made against Trustor for any personal injury, bodily injury or property damage incurred on or about the Real Estate, Trustor shall give immediate notice thereof to Beneficiary. If the Trust Property is damaged by fire or other casualty and the cost to repair such damage is less than $1,000,000, then provided that no Event of Default shall have occurred and be continuing, Trustor shall have the right to adjust such loss, and the insurance proceeds relating to such loss may be paid over to Trustor; provided that Trustor shall, promptly after any such damage, repair all such damage regardless of whether any insurance proceeds are sufficient to pay for the costs of repair. If the Trust Property is damaged by fire or other casualty, and the cost to repair such damage exceeds the above limit, or if an Event of Default shall have occurred and be continuing, then Trustor authorizes and empowers Beneficiary, at Beneficiary's option and in Beneficiary's sole discretion, as attorney-in-fact for Trustor, to make proof of loss, to adjust and compromise any claim under any insurance policy, to appear in and prosecute any action arising from any policy, to collect and receive insurance proceeds after consultation with Trustor, and to deduct therefrom Beneficiary's reasonable expenses incurred in the collection process. Each insurance company concerned is hereby authorized and directed to make payment for such loss directly to Beneficiary. Provided the insurance proceeds will be used to repair and restore the Trust Property, Beneficiary shall have the right to require Trustor to repair or restore the Trust Property, and Trustor hereby designates Beneficiary as its attorney-in-fact for the purpose of making any election required or permitted under any insurance policy relating to repair or restoration. The insurance proceeds or any part thereof received by Beneficiary may be applied by Beneficiary toward reimbursement of all reasonable costs and expenses of Beneficiary in collecting such proceeds, and, provided no Event of Default exists, the balance to the restoration or repair of the property damaged, or released to Trustor in accordance with Paragraph 10. Upon an Event of Default, the insurance proceeds may, at Beneficiary's option, be applied to (i) repair and restore the Trust Property or
(ii) the Indebtedness.

          (f) In the event of foreclosure of this Deed of Trust or other transfer of title to the Trust Property in extinguishment of the Indebtedness, all right, title and interest of Trustor in and to any insurance policies then in force shall pass to the purchaser or grantee and Trustor hereby appoints Beneficiary its attorney-in-fact, in Trustor's name, to assign and transfer all such policies and proceeds to such purchaser or grantee.

          (g) Upon written notice to Trustor, Beneficiary after a monetary Event of Default shall be entitled to require Trustor to pay monthly in advance to Beneficiary the equivalent of 1/12th of the estimated annual premiums due on such insurance. Beneficiary shall keep such funds in a separate account and Trustor shall not be entitled to interest thereon. Trustor shall use such funds to pay the annual premiums as they become due and any funds remaining may be applied by Beneficiary, in its sole discretion, to the Indebtedness in reverse order of Maturity.

          (h) Trustor may maintain insurance required under this Deed of Trust by means of one or more blanket insurance policies maintained by Trustor; provided, however, that (A) any such policy shall specify, or Trustor shall
- --------  -------
furnish to Beneficiary a written statement from the insurer so specifying, the maximum amount of the total insurance afforded by such blanket policy that is allocated to the Premises and the other Trust Property and any sublimits in such blanket policy applicable to the Premises and the other Trust Property, (B) each such blanket policy shall include an endorsement providing that, in the event of a loss resulting from an insured peril, insurance proceeds shall be allocated to the Trust Property in an amount equal to the coverages required to be maintained by Trustor as provided above and (C) the protection afforded under any such blanket policy shall be no less than that which would have been afforded under a separate policy or policies relating only to the Trust Property.

          6.   Restrictions on Liens and Encumbrances.  Except for the lien of
               --------------------------------------
this Deed of Trust, the Permitted Liens and the Permitted Exceptions, Trustor shall not further mortgage, nor otherwise encumber the Trust Property nor create or suffer to exist any lien, charge or encumbrance on the Trust Property, or any part thereof, whether superior or subordinate to this Deed of Trust and whether recourse or non-recourse.

          7.   Due on Sale and Other Transfer Restrictions.  Except as may be
               -------------------------------------------
permitted in the Credit Agreement, Trustor shall not sell, transfer, convey or assign all or any portion of, or any interest in, the Trust Property.


          8.   Maintenance; No Alteration; Inspection; Utilities.  (a) Trustor
               -------------------------------------------------
shall maintain or cause to be maintained all the Improvements in good condition and repair and shall not commit or suffer any waste of the Improvements, ordinary wear and tear excepted. If the insurance proceeds, if any, relating to a casualty are made available to Trustor by Beneficiary, then Trustor shall repair, restore, replace or rebuild promptly any part of the Premises which may be damaged or destroyed by any casualty whatsoever. The Improvements shall not be demolished or materially altered without the prior written consent of Beneficiary, unless they do not materially and adversely affect the value of the Trust Property will not be unreasonably withheld or delayed.

          (b) Trustor shall pay or cause to be paid when due and payable all utility charges which are incurred for gas, electricity, water or sewer services furnished to the Premises and all other assessments or charges of a similar nature, whether public or private, affecting the Premises or any portion thereof, whether or not such assessments or charges are liens thereon.

          9.   Condemnation/Eminent Domain.  Immediately upon obtaining
               ---------------------------
knowledge of the institution of any proceedings for the condemnation of the Trust Property, or any portion thereof, Trustor will notify Beneficiary of the pendency of such proceedings. Upon an Event of Default, Trustor authorizes Beneficiary, at Beneficiary's option and in Beneficiary's sole discretion, as attorney-in-fact for Trustor, to commence, appear in and prosecute, in Beneficiary's or Trustor's name, any action or proceeding relating to any condemnation of the Trust Property, or any portion thereof, and to settle or compromise any claim in connection with such condemnation. If Beneficiary elects not to participate in such condemnation proceeding, then Trustor shall, at its expense, diligently prosecute any such proceeding and shall consult with Beneficiary, its attorneys and experts and cooperate with them in any defense of any such proceedings. All awards and proceeds of condemnation shall be assigned to Beneficiary to be applied in the same manner as insurance proceeds, as provided above, and Trustor agrees to execute any such assignments of all such awards as Beneficiary may request. All awards and proceeds of condemnation remaining after the restoration or repair of the Trust Property shall be applied to the Indebtedness in accordance with the terms of Section 4.1 of the Credit Agreement.

          10.  Restoration.  If Beneficiary elects to release funds to Trustor
               -----------
for restoration of any of the Trust Property (the cost of which exceeds $1,000,000), then such restoration shall be performed only in accordance with the following conditions:

               (i) prior to the commencement of any restoration, the plans and specifications for such restoration, and the budgeted costs, shall be submitted to and approved by Beneficiary which approval shall not be unreasonably withheld or delayed;

               (ii) prior to making any advance of restoration funds, Beneficiary shall be satisfied that the remaining restoration funds, together with Trustor's own funds from insurance or otherwise, are sufficient to complete the restoration and to pay all related expenses, including interest on the Indebtedness and real estate taxes on the Premises, during restoration;

               (iii)  at the time of any disbursement of the restoration funds,
     (A) no Event of Default (as defined below) shall then have occurred and be continuing, and (B) no mechanics' or materialmen's liens shall have been filed and remain undischarged, except those to be discharged by the disbursement of the requested restoration funds;

               (iv) disbursements shall be made from time to time in an amount not exceeding the cost of the work completed since the last disbursement, upon Beneficiary's receipt of reasonably satisfactory evidence from Trustor (or its architect or contractor) of the stage of completion and of performance of the work in a good and workmanlike manner and in accordance with the contracts, plans and specifications acceptable to Beneficiary;

               (v) with respect to each advance of restoration funds, Beneficiary may retain 10% of the amount of such advance as a holdback until the restoration is 50% completed; thereafter there shall be no retainage;

               (vi) the restoration funds shall bear no interest and may be commingled with Beneficiary's other funds;

               (vii) any restoration funds remaining after restoration is complete shall be retained by Beneficiary and may be applied by Beneficiary, in its sole discretion, to the Indebtedness in the order determined in accordance with Section 4.1(a) of the Credit Agreement.

          11.  Leases.  (a) Trustor shall not (i) execute an assignment or
               ------
pledge of any Lease relating to all or any portion of the Trust Property other than in favor of Beneficiary, or (ii) without the prior written consent of Beneficiary, execute or permit to exist any Lease of any of the Trust Property except to the extent otherwise permitted by the Credit Agreement.

          (b)  As to any Lease consented to by Beneficiary, Trustor shall:

          (i) promptly perform all of the provisions of the Lease on the part of the lessor thereunder to be performed except to the extent Trustor's failure to perform would not have a Material Adverse Effect;

         (ii) promptly enforce all of the material provisions of the Lease on the part of the lessee thereunder to be performed;

        (iii) appear in and defend any action or proceeding arising under or in any manner connected with the Lease or the obligations of Trustor as lessor or of the lessee thereunder;

         (iv) exercise, within 10 business days after a request by Beneficiary, any right to request from the lessee a certificate with respect to the status thereof;

               (v) simultaneously deliver to Beneficiary copies of any notices of default which Trustor may at any time forward to or receive from the lessee;

               (vi) promptly deliver to Beneficiary a fully executed counterpart of the Lease; and

               (vii) promptly deliver to Beneficiary, upon Beneficiary's reasonable request, an assignment of the Trustor's interest under such Lease.

          (c) Trustor shall deliver to Beneficiary, within 10 days after a request by Beneficiary, a rent roll, certified by Trustor as being true, correct and complete, containing the names of all lessees and other occupants of the Trust Property and the spaces occupied and rentals payable thereunder, and a list of all Leases which are then in default.

          (d) All Leases entered into by Trustor after the date hereof, if any, and all rights of any lessees thereunder shall be subject and subordinate in all respects to the lien and provisions of this Deed of Trust unless Beneficiary shall otherwise elect in writing.

          (e) As to any Lease now in existence or subsequently consented to by Beneficiary, except to the extent expressly provided for in such Lease, Trustor shall not accept a surrender or terminate, cancel, rescind or supplement, alter, revise, modify or amend such Lease such that the rent payable thereunder or the term thereof is reduced or permit any such action to be taken nor shall Trustor accept the payment of rent more than thirty (30) days in advance of its due date.

          (f) Each Lease entered into after the date hereof shall provide that any act or omission of Trustor that would give any lessee the right, immediately or after lapse of a period of time, to cancel or terminate such Lease, or to abate or offset against the payment of rent or to claim a partial or total eviction, such lessee shall not exercise such right until it has given written notice of such act or omission to Beneficiary and until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice without a remedy being effected.

          (g) Each Lease entered into after the date hereof shall provide that in the event of the enforcement by Beneficiary of any remedy under this Deed of Trust, the lessee under each Lease shall, if requested by Beneficiary or any other person succeeding to the interest of Beneficiary as a result of such enforcement, attorn to Beneficiary or to such person and shall recognize Beneficiary or such successor in interest as lessor under the Lease without change in the provisions thereof; provided however, that Beneficiary or such successor in interest shall not be: (i) bound by any payment of an installment of rent or additional rent which may have been made more than 30 days before the due date of such installment; (ii) bound by any amendment or modification to the Lease made without the consent of Beneficiary or such successor in interest to the extent consent is required; (iii) liable for any previous act or omission of Trustor (or its predecessors in interest); (iv) responsible for any monies owing by Trustor to the credit of such lessee or subject to any credits, offsets, claims, counterclaims, demands or defenses which the lessee may have against Trustor (or its predecessors in interest); (v) bound by any covenant to undertake or complete any construction of the Premises or any portion thereof; or (vi) obligated to make any payment to such lessee other than any security deposit actually delivered to Beneficiary or such successor in interest. Each lessee or other occupant, upon reasonable request by Beneficiary or such successor in interest, shall execute and deliver an instrument or instruments confirming such attornment. To the extent permitted by law, subsections (d)-(g) of this Section shall be self-operative and any failure of any Lease to include such language shall not impair the binding effect of such provisions on any lessee under such Lease.

          12.  Further Assurances.  To further assure Beneficiary's and
               ------------------
Trustee's rights under this Deed of Trust, Trustor agrees upon demand of Beneficiary or Trustee to do any act or execute any additional documents (including, but not limited to, security agreements on any personalty included or to be included in the Trust Property and a separate assignment of each Lease in recordable form) as may reasonably be required by Beneficiary or Trustee to confirm the rights or benefits conferred on Beneficiary or Trustee by this Deed of Trust.

          13.  Beneficiary's Right to Perform.  If Trustor fails to perform
               ------------------------------
any of the covenants or agreements of Trustor within the time period provided herein for such performance and such failure shall continue for 10 days after written notice thereof from Beneficiary, Beneficiary or Trustee, without waiving or releasing Trustor from any obligation or default under this Deed of Trust, may, at any time (but shall be under no obligation to) pay or perform the same, and the amount or cost thereof, with interest at the Default Rate, shall immediately be due from Trustor to Beneficiary or Trustee (as the case may be) and the same shall be secured by this Deed of Trust and shall be an encumbrance on the Trust Property prior to any right, title to, interest in or claim upon the Trust Property attaching subsequent to the date of this Deed of Trust. No payment or advance of money by Beneficiary or Trustee under this Section shall be deemed or construed to cure Trustor's default or waive any right or remedy of Beneficiary or Trustee.

          14.  Events of Default.  The occurrence of an Event of Default under
               -----------------
the Credit Agreement shall constitute an Event of Default hereunder.

          15.  Remedies.  (a) Upon the occurrence of any Event of Default, in
               --------
addition to any other rights and remedies Beneficiary may have pursuant to the Loan Documents, or as provided by law, and without limitation, the Indebtedness and all other amounts payable with respect to the Loans, the Letters of Credit, the Credit Agreement, this Deed of Trust, the other Security Documents and the other Loan Documents shall become due and payable as provided in the Credit Agreement. In addition, upon the occurrence of any Event of Default, Beneficiary may immediately take such action, without notice or demand (to the extent permitted by law and except as otherwise provided herein or the Credit Agreement), as it deems advisable to protect and enforce its rights against Trustor and in and to the Trust Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such manner as Beneficiary may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Beneficiary:

               (i) Beneficiary may direct Trustee to exercise Trustee's power of sale with respect to the Trust Property in accordance with the Legal Requirements of Utah. Trustor assents to the passage of a decree for the sale of the Trust Property upon the occurrence of an Event of Default, by any court having jurisdiction and the Trustor authorizes and empowers Trustee, upon the occurrence of an Event of Default, to sell Trustor's interest in the Trust Property, in accordance with the Legal Requirements of Utah. No readvertisement of any sale shall be required if the sale is adjourned by announcement, at the time and place set therefor, of the time and place to which the same is to be adjourned and so long as such adjournment is in compliance with Utah Legal Requirements.

               (ii) Beneficiary may, to the extent permitted by applicable law, (A) institute and maintain an action of judicial foreclosure against all or any part of the Trust Property, (B) institute and maintain an action on the Note, or (C) take such other action at law or in equity for the enforcement of this Deed of Trust or any of the Loan Documents as the law may allow. Beneficiary may proceed in any such action to final judgment and execution thereon for all sums due hereunder, together with interest thereon at the Default Rate and all costs of suit, including, without limitation, reasonable attorneys' fees and disbursements. Interest at the Default Rate shall be due on any judgment obtained by Beneficiary from the date of judgment until actual payment is made of the full amount of the judgment.

               (iii) Beneficiary may personally, or by its agents, attorneys and employees and without regard to the adequacy or inadequacy of the Trust Property or any other collateral as security for the Indebtedness and Obligations enter into and upon the Trust Property and each and every part thereof and exclude Trustor and its agents and employees therefrom without liability for trespass, damage or otherwise (Trustor hereby agreeing to surrender possession of the Trust Property to Beneficiary upon demand at any such time) and use, operate, manage, maintain and control the Trust Property and every part thereof. Following such entry and taking of possession, Beneficiary shall be entitled, without limitation, (x) to lease all or any part or parts of the Trust Property for such periods of time and upon such conditions as Beneficiary may, in its discretion, deem proper,
     (y) to enforce, cancel or modify any Lease and (z) generally to execute, do and perform any other act, deed, matter or thing concerning the Trust Property as Beneficiary shall deem appropriate as fully as Trustor might do.

          (b) Beneficiary, in any action to foreclose this Deed of Trust in a judicial procedure or in connection with the exercise of any power of sale by Trustee, shall be entitled to the appointment of a receiver. In case of a trustee's sale or foreclosure sale, the Real Estate may be sold, at Beneficiary's election, in one parcel or in more than one parcel and Beneficiary is specifically empowered (without being required to do so, and in its sole and absolute discretion) to cause successive sales of portions of the Trust Property to be held.

          (c) In the event of any breach of any of the covenants, agreements, terms or conditions contained in this Deed of Trust, Beneficiary or Trustee shall be entitled to enjoin such breach and obtain specific performance of any covenant, agreement, term or condition and Beneficiary and Trustee shall have the right to invoke any equitable right or remedy as though other remedies were not provided for in this Deed of Trust.


          16.  Right of Beneficiary to Credit Sale.  Upon the occurrence of any
               -----------------------------------
sale made under this Deed of Trust, whether made under the power of sale or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Beneficiary may bid for and acquire the Trust Property or any part thereof. In lieu of paying cash therefor, Beneficiary may make settlement for the purchase price by crediting upon the Indebtedness or other sums secured by this Deed of Trust the net sales price after deducting therefrom the expenses of sale and the cost of the action and any other sums which Beneficiary is authorized to deduct under this Deed of Trust. In such event, this Deed of Trust, the Notes, the Credit Agreement, the other Loan Documents and documents evidencing expenditures secured hereby may be presented to the person or persons conducting the sale in order that the amount so used or applied may be credited upon the Indebtedness as having been paid.

          17.  Appointment of Receiver.  If an Event of Default shall have
               -----------------------
occurred and be continuing, Beneficiary as a matter of right and without notice to Trustor, unless otherwise required by applicable law, and without regard to the adequacy or inadequacy of the Trust Property or any other collateral as security for the Indebtedness and Obligations or the interest of Trustor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers or other manager of the Trust Property. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided in this Deed of Trust, including, without limitation and to the extent permitted by law, the right to enter into leases of all or any part of the Trust Property, and shall continue as such and exercise all such powers until the date of confirmation of sale of the Trust Property unless such receivership is sooner terminated.

          18.  Extension, Release, etc.  (a)  Without affecting the lien or
               ------------------------
charge of this Deed of Trust upon any portion of the Trust Property not then or theretofore released as security for the full amount of the Indebtedness, Beneficiary may, from time to time and without notice, agree to (i) release any person liable for the Indebtedness, (ii) extend the maturity or alter any of the terms of the Indebtedness or any guaranty thereof, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed, at any time at Beneficiary's option any parcel, portion or all of the Trust Property, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto. If at any time this Deed of Trust shall secure less than all of the principal amount of the Indebtedness, it is expressly agreed that any repayments of the principal amount of the Indebtedness shall not reduce the amount of the lien of this Deed of Trust until the lien amount shall equal the principal amount of the Indebtedness outstanding.

          (b) No recovery of any judgment by Beneficiary and no levy of an execution under any judgment upon the Trust Property or upon any other property of Trustor shall affect the lien of this Deed of Trust or any liens, rights, powers or remedies of Beneficiary or Trustee hereunder, and such liens, rights, powers and remedies shall continue unimpaired.

          (c) If Beneficiary shall have the right to foreclose this Deed of Trust, Trustor authorizes the Trustee at its option to foreclose the lien of this Deed of Trust subject to the rights of any tenants of the Trust Property. The failure to make any such tenants parties defendant to any such foreclosure proceeding and to foreclose their rights will not be asserted by Trustor as a defense to any proceeding instituted by Beneficiary to collect the Indebtedness or to foreclose the lien of this Deed of Trust.

          (d) Unless expressly provided otherwise, in the event that ownership of this Deed of Trust and title to the Trust Property or any estate therein shall become vested in the same person or entity, this Deed of Trust shall not merge in such title but shall continue as a valid lien on the Trust Property for the amount secured hereby.

          19.  Security Agreement under Uniform Commercial Code.  (a) It is the
               ------------------------------------------------
intention of the parties hereto that this Deed of Trust shall constitute a Security Agreement within the meaning of the Uniform Commercial Code (the "Code")of the State in which the Trust Property is located. If an Event of Default shall occur under this Deed of Trust, then in addition to having any other right or remedy available at law or in equity, Beneficiary shall have the option of either (i) proceeding under the Code and exercising such rights and remedies as may be provided to a secured party by the Code with respect to all or any portion of the Trust Property which is personal property (including, without limitation, taking possession of and selling such property) or (ii) treating such property as real property and proceeding with respect to both the real and personal property constituting the Trust Property in accordance with Beneficiary's rights, powers and remedies with respect to the real property (in which event the default provisions of the Code shall not apply). If Beneficiary shall elect to proceed under the Code, then five business days' notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Beneficiary shall include, but not be limited to, reasonable attorneys' fees and legal expenses. At Beneficiary's request, Trustor shall assemble the personal property and make it available to Beneficiary at a place designated by Beneficiary which is reasonably convenient to both parties.

          (b) Trustor and Beneficiary agree, to the extent permitted by law, that: (i) all of the goods described within the definition of the word "Equipment" are or are to become fixtures on the Real Estate; (ii) this Deed of Trust upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9-313 and 9-402 of the Code; (iii) Trustor is the record owner of the Real Estate; and (iv) the addresses of Trustor and Beneficiary are as set forth on the first page of this Deed of Trust.

          (c) Trustor, upon request by Beneficiary from time to time, shall execute, acknowledge and deliver to Beneficiary one or more separate security agreements, in form satisfactory to Beneficiary, covering all or any part of the Trust Property and will further execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as Beneficiary may reasonably request in order to perfect, preserve, maintain, continue or extend the security interest under and the priority of this Deed of Trust and such security instrument. Trustor further agrees to pay to Beneficiary on demand all reasonable costs and expenses incurred by Beneficiary in connection with the preparation, execution, recording, filing and re-filing of any such document and all reasonable costs and expenses of any record searches for financing statements Beneficiary shall reasonably require. Trustor shall from time to time, on request of Beneficiary, deliver to Beneficiary, an inventory in reasonable detail of any of the Trust Property which constitutes personal property. If Trustor shall fail to furnish any financing or continuation statement required hereunder within 10 business days after request by Beneficiary, then pursuant to the provisions of the Code, Trustor hereby authorizes Beneficiary, without the signature of Trustor, to execute and file any such financing and continuation statements. The filing of any financing or continuation statements in the records relating to personal property or chattels shall not be construed as in any way impairing the right of Beneficiary to proceed against any personal property encumbered by this Deed of Trust as real property, as set forth above.

          20.  Assignment of Rents.  Trustor hereby assigns to Trustee the Rents
               -------------------
as further security for the payment of the Indebtedness and performance of the Obligations, and Trustor grants to Trustee and Beneficiary the right to enter the Trust Property for the purpose of collecting the same and to let the Trust Property or any part thereof, and to apply the Rents on account of the Indebtedness. The foregoing assignment and grant is present and absolute and shall continue in effect until the Indebtedness is paid in full, but Beneficiary and Trustee hereby waive the right to enter the Trust Property for the purpose of collecting the Rents and Trustor shall be entitled to collect, receive, use and retain the Rents until the occurrence of an Event of Default under this Deed of Trust; such right of Trustor to collect, receive, use and retain the Rents may be revoked by Beneficiary upon the occurrence of any Event of Default under this Deed of Trust by giving not less than five business days' written notice of such revocation to Trustor; in the event such notice is given, Trustor shall pay over to Beneficiary, or to any receiver appointed to collect the Rents, any lease security deposits, and shall pay monthly in advance to Beneficiary, or to any such receiver, the fair and reasonable rental value as determined by Beneficiary for the use and occupancy of the Trust Property or of such part thereof as may be in the possession of Trustor or any affiliate of Trustor, and upon default in any such payment Trustor and any such affiliate will vacate and surrender the possession of the Trust Property to Beneficiary or to such receiver, and in default thereof may be evicted by summary proceedings or otherwise. Trustor shall not accept prepayments of installments of Rent to become due for a period of more than one month in advance (except for security deposits and estimated payments of percentage rent, if any).

          21.  Trust Funds.  All lease security deposits of the Real Estate
               -----------
shall be treated as trust funds not to be commingled with any other funds of Trustor. Within 10 days after request by Beneficiary, Trustor shall furnish Beneficiary satisfactory evidence of compliance with this subsection, together with a statement of all lease security deposits by lessees and copies of all Leases not previously delivered to Beneficiary, which statement shall be certified by Trustor.

          22.  Additional Rights.  The holder of any subordinate lien on the
               -----------------
Trust Property shall have no right to terminate any Lease whether or not such Lease is subordinate to this Deed of Trust nor shall any holder of any subordinate lien join any tenant under any Lease in any action to foreclose the lien or modify, interfere with, disturb or terminate the rights of any tenant under any Lease. By recordation of this Deed of Trust all subordinate lienholders are subject to and notified of this provision, and any action taken by any such lienholder contrary to this provision shall be null and void. Upon the occurrence of any Event of Default, Beneficiary may, in its sole discretion and without regard to the adequacy of its security under this Deed of Trust, apply all or any part of any amounts on deposit with Beneficiary under this Deed of Trust against all or any part of the Indebtedness. Any such application shall not be construed to cure or waive any Default or Event of Default or invalidate any act taken by Beneficiary on account of such Default or Event of Default.

          23.  Changes in Method of Taxation.  In the event of the passage
               -----------------------------
after the date hereof of any law of any Governmental Authority deducting from the value of the Premises for the purposes of taxation any lien thereon, or changing in any way the laws for the taxation of mortgages or deeds of trust or debts secured thereby for federal, state or local purposes, or the manner of collection of any such taxes, and imposing a tax, either directly or indirectly, on mortgages or debts secured thereby, the holder of this Deed of Trust shall have the right to declare the Indebtedness due on a date to be specified by not less than 30 business days' written notice to be given to Trustor unless within such 30 business day period Trustor shall assume as an Obligation hereunder the payment of any tax so imposed until full payment of the Indebtedness and such assumption shall be permitted by law.

          24.  Notices.  All notices, requests, demands and other communications
               -------
hereunder shall be deemed to have been sufficiently given or served when served in the manner set forth in Section 13.2 of the Credit Agreement.

          25.  No Oral Modification.  This Deed of Trust may not be changed or
               --------------------
terminated orally. Any agreement made by Trustor and Beneficiary after the date of this Deed of Trust relating to this Deed of Trust shall be superior to the rights of the holder of any intervening or subordinate lien or encumbrance.

          26.  Partial Invalidity.  In the event any one or more of the
               ------------------
provisions contained in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included. Notwithstanding anything to the contrary contained in this Deed of Trust or in any provisions of the Indebtedness or Loan Documents, the obligations of Trustor and of any other obligor under the Indebtedness or Loan Documents shall be subject to the limitation that Beneficiary shall not charge, take or receive, nor shall Trustor or any other obligor be obligated to pay to Beneficiary, any amounts constituting interest in excess of the maximum rate permitted by law to be charged by Beneficiary.

          27.  Trustor's Waiver of Rights.  To the fullest extent permitted by
               --------------------------
law, Trustor waives the benefit of all laws now existing or that may subsequently be enacted providing for (i) any appraisement before sale of any portion of the Trust Property, (ii) any extension of the time for the enforcement of the collection of the Indebtedness or the creation or extension of a period of redemption from any sale made in collecting such debt and (iii) exemption of the Trust Property from attachment, levy or sale under execution or exemption from civil process. To the full extent Trustor may do so, Trustor agrees that Trustor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension or redemption, or requiring foreclosure of this Deed of Trust before exercising any other remedy granted hereunder and Trustor, for Trustor and its successors and assigns, and for any and all persons ever claiming any interest in the Trust Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of foreclosure of the liens hereby created. Trustor further waives, to the extent permitted by applicable law, all notices of any Event of Default (except as may be provided for under the terms of this Deed of Trust) or of Beneficiary's or Trustee's election to exercise or its actual exercise of any right, remedy or recourse provided for under this Deed of Trust.

          28.  Remedies Not Exclusive.  Beneficiary and Trustee shall be
               ----------------------
entitled to enforce payment of the Indebtedness and performance of the Obligations and to exercise all rights and powers under this Deed of Trust or under any of the other Loan Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Indebtedness and Obligations may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, shall prejudice or in any manner affect Beneficiary's or Trustee's right to realize upon or enforce any other security now or hereafter held by Beneficiary or Trustee, it being agreed that Beneficiary and Trustee shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Beneficiary or Trustee in such order and manner as Beneficiary may determine in its absolute discretion. No remedy herein conferred upon or reserved to Beneficiary or Trustee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Beneficiary or Trustee or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Beneficiary or Trustee. In no event shall Beneficiary or Trustee, in the exercise of the remedies provided in this Deed of Trust (including, without limitation, the appointment of a receiver and the entry of such receiver on to all or any part of the Trust Property), be deemed a "mortgagee in possession," and Beneficiary and Trustee shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

          29.  Multiple Security.  If (a) the Premises shall consist of one or
               -----------------
more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Deed of Trust, Beneficiary shall now or hereafter hold or be the beneficiary of one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the Indebtedness upon other property in the State in which the Premises are located (whether or not such property is owned by Trustor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, Beneficiary may, at its election, commence or consolidate in a single trustee's sale or foreclosure action all trustee's sale or foreclosure proceedings against all such collateral securing the Indebtedness (including the Trust Property), which action may be brought or consolidated in the courts of, or sale conducted in, any county in which any of such collateral is located. Trustor acknowledges that the right to maintain a consolidated trustee's sale or foreclosure action is a specific inducement to Beneficiary to extend the Indebtedness, and Trustor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have. Trustor
           ----- --- ----------
further agrees that if Trustee or Beneficiary shall be prosecuting one or more foreclosure or other proceedings against a portion of the Trust Property or against any collateral other than the Trust Property, which collateral directly or indirectly secures the Indebtedness, or if Beneficiary shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral (or, in the case of a trustee's sale, shall have met the statutory requirements therefor with respect to such collateral), then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Premises are located,

Beneficiary may commence or continue any trustee's sale or foreclosure proceedings and exercise its other remedies granted in this Deed of Trust against all or any part of the Trust Property and Trustor waives any objections to the commencement or continuation of a foreclosure of this Deed of Trust or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Deed of Trust or such other proceedings on such basis. The commencement or continuation of proceedings to sell the Trust Property in a trustee's sale, to foreclose this Deed of Trust or the exercise of any other rights hereunder or the recovery of any judgment by Beneficiary or the occurrence of any sale by the Trustee in any such proceedings shall not prejudice, limit or preclude Beneficiary's right to commence or continue one or more trustee's sales, foreclosure or other proceedings or obtain a judgment against (or, in the case of a trustee's sale, to meet the statutory requirements for, any such sale of) any other collateral (either in or outside the State in which the Premises are located) which directly or indirectly secures the Indebtedness, and Trustor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other sales or proceedings or exercise of any remedies in such sales or proceedings based upon any action or judgment connected to this Deed of Trust, and Trustor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other sales or proceedings or any sale or action under this Deed of Trust on such basis. It is expressly understood and agreed that to the fullest extent permitted by law, Beneficiary may, at its election, cause the sale of all collateral which is the subject of a single trustee's sale or foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the Indebtedness (directly or indirectly) in the most economical and least time-consuming manner.

          30.  Successors and Assigns.  All covenants of Trustor contained in
               ----------------------
this Deed of Trust are imposed solely and exclusively for the benefit of Beneficiary and Trustee and their respective successors and assigns, and no other person or entity shall have standing to require compliance with such covenants or be deemed, under any circumstances, to be a beneficiary of such covenants, any or all of which may be freely waived in whole or in part by Beneficiary or Trustee at any time if in the sole discretion of either of them (subject to the terms of the Credit Agreement) such waiver is deemed advisable. All such covenants of Trustor shall run with the land and bind Trustor, the successors and assigns of Trustor (and each of them) and all subsequent owners, encumbrancers and tenants of the Trust Property, and shall inure to the benefit of Beneficiary, Trustee and their respective successors and assigns. Without limiting the generality of the foregoing, any successor to Trustee appointed by Beneficiary shall succeed to all rights of Trustee as if such successor had been originally named as Trustee hereunder. The word "Trustor" shall be construed as if it read "Trustors" whenever the sense of this Deed of Trust so requires and if there shall be more than one Trustor, the obligations of the Trustors shall be joint and several.

          31.  No Waivers, etc.  Any failure by Beneficiary to insist upon the
               ----------------
strict performance by Trustor of any of the terms and provisions of this Deed of Trust shall not be deemed to be a waiver of any of the terms and provisions hereof, and Beneficiary or Trustee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Trustor of any and all of the terms and provisions of this Deed of Trust to be performed by Trustor. Beneficiary may release, regardless of consideration and without the necessity for any notice to or consent by the beneficiary of any subordinate deed of trust or the holder of any subordinate lien on the Trust Property, any part of the security held for the obligations secured by this Deed of Trust without, as to the remainder of the security, in anyway impairing or affecting this Deed of Trust or the priority of this Deed of Trust over any subordinate lien or deed of trust.

          32.  Governing Law, etc.  This Deed of Trust shall be governed by and
               -------------------
construed in accordance with the laws of the State of Utah, except that Trustor expressly acknowledges that by its terms the Note shall be governed and construed in accordance with the laws of the State of New York, without regard to principles of conflict of law, and for purposes of consistency, Trustor agrees that in any in personam proceeding related to this Deed of Trust the
                   -- --------
rights of the parties to this Deed of Trust shall also be governed by and construed in accordance with the laws of the State of New York governing contracts made and to be performed in that State, without regard to principles of conflict of law.

          33.  Waiver of Trial by Jury.  Trustor, Trustee and Beneficiary
               -----------------------
each hereby irrevocably and unconditionally waive trial by jury in any action, claim, suit or proceeding relating to this Deed of Trust and for any counterclaim brought therein.

          34.  Certain Definitions.  Unless the context clearly indicates a
               -------------------
contrary intent or unless otherwise specifically provided herein, words used in this Deed of Trust shall be used interchangeably in singular or plural form and the word "Trustor" shall mean "each Trustor or any subsequent owner or owners of the Trust Property or any part thereof or interest therein," the word "Beneficiary" shall mean "Beneficiary or any successor Agent," the word "Trustee" shall mean "Trustee and any successor Agent," the word "Notes" shall mean "the Notes or any other evidence of indebtedness secured by this Deed of Trust," the word "person" shall include any individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity, and the words "Trust Property" shall include any portion of the Trust Property or interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. The captions in this Deed of Trust are for convenience or reference only and in no way limit or amplify the provisions hereof.

          35.  Receipt of Copy.  Trustor acknowledges that it has received a
               ---------------
true copy of this Deed of Trust.

          36.  Release.  If Trustor shall and does pay to Beneficiary the full
               -------
principal amount of the Indebtedness secured hereby, together with all interest accrued thereon, and keeps all the other covenants and agreements contained herein and in the Notes, the Credit Agreement and in the other Loan Documents, all in the manner and at the times set forth herein or in the Notes, the Credit Agreement and in the other Loan Documents, and if Trustor shall also pay all reasonable satisfaction costs, including, but not limited to, reasonable attorneys' fees and the cost of recording a satisfaction piece or, at Trustor's request, an assignment of this Deed of Trust (without representation or warranty) and, if appropriate, a power-of-attorney to satisfy this Deed of Trust, then and from thenceforth this Deed of Trust and the estate hereby created, granted, transferred and assigned shall cease and become void.

          37.  Successor Trustee.  Beneficiary shall have the right to appoint a
               -----------------
substitute, or a successor trustee, to act as Trustee hereunder by written designation. Such right shall extend to the appointment of other successor and substitute trustees successfully until the Indebtedness hereby secured has been paid in full or until the Trust Property is sold hereunder, and each substitute and successor trustee shall succeed to all of the rights and powers of the original Trustee named herein.

          This Deed of Trust has been duly executed by Trustor on the date first above written.


                                        TWIN LABORATORIES, INC.



                                        By:__________________
                                           Name:
                                           Title:

                                  Schedule A
                                  ----------

                          Description of the Premises

              [Attach Legal Description of all parcels, including
                      Tax Parcel Identification Numbers]

WHEN RECORDED, RETURN TO:

Simpson Thacher & Bartlett
a partnership which includes
professional corporations
425 Lexington Avenue
New York, New York  10017

ATTN: Jeff Feigelson, Esq.

                                                                          [Utah]


                                 DEED OF TRUST


                                     from


                       TWIN LABORATORIES, INC., Trustor


                                      to


                 FIRST AMERICAN TITLE COMPANY OF UTAH, Trustee
                                for the use and
                                  benefit of

              CHEMICAL BANK, as Administrative Agent, Beneficiary


                            DATED AS OF MAY 7, 1996

                          UTAH FORM OF ACKNOWLEDGMENT



COUNTY OF ____________________         )
                                       : ss.
STATE OF _____________________         )


     The foregoing instrument was acknowledged before me this ___ day of May, 1996, by ______________________, as the _____________ of Twin Labs Inc.



                                                  ______________________________
                                                  NOTARY PUBLIC


                                             Residing at:_______________________
(SEAL)

My Commission Expires:
- ----------------------